

CĪON INVESTMENT CORPORATION

Investor Presentation

CĪON

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. **An offering is made only by the prospectus. This sales and advertising literature must be preceded or accompanied by and read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates.** Additional copies of the prospectus may be obtained by contacting CĪON Securities at 800.435.5697 or by visiting www.cionsecurities.com.

Risks

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in the "Risk Factors" section of our prospectus before deciding to invest in shares of our common stock. The following are some of the risks an investment in us involves:

- Our investments in prospective portfolio companies are risky, and we could lose all or part of our investment.
- We are a non-diversified investment company within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
- We are a relatively new company and have a limited operating history.
- As required by the 1940 Act, a significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments.
- Unless we experience substantial net capital appreciation and realized gains, the purchase price in our periodic repurchase offers will be at a price lower than the price paid for your shares.
- The amount of distributions that we pay is uncertain. We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions. We have not established any limit on the amount of funds we may use from net offering proceeds or borrowings to make distributions. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we pay may represent a return of capital to you that will lower your tax basis in your common stock and reduce the amount of funds we have for investments in targeted assets. In addition, through December 31, 2014, a portion of our distributions resulted from expense reimbursements from IIG, and future distributions may result from expense reimbursements from IIG and AIM, each of which are subject to repayment by us.

Risks (Continued)

- Before managing us, CĪON Investment Management, LLC ("CIM"), our investment adviser, had not managed a Business Development Company ("BDC") or a Regulated Investment Company ("RIC"). Therefore, CIM may not be able to successfully operate our business or achieve our investment objective.
- CIM and Apollo Investment Management, L.P., our investment sub-adviser ("AIM", and together with its affiliates, "Apollo"), and their respective affiliates, including our officers and some of our directors, face conflicts of interest caused by compensation arrangements with us and our affiliates that could result in actions that are not in your best interests.
- We may be obligated to pay CIM incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.
- There may be conflicts of interest related to obligations that CIM's and Apollo's respective senior management and investment teams have to other clients.
- Our base management and incentive fees may induce CIM to make, and AIM to recommend, speculative investments or incur leverage.
- The compensation we pay to CIM was determined without independent assessment on our behalf, and these terms may be less advantageous to us than if they had been the subject of arm's-length negotiations.
- This is a "best efforts" offering and, if we are unable to continue to raise substantial funds, then we will be more limited in the number and type of investments we may make and the value of your investment in us may be reduced in the event our assets underperform.
- Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.
- Beginning in the first quarter of 2014, we began offering to repurchase your shares of our common stock on a quarterly basis. As a result, you will have limited opportunities to sell your shares of our common stock and, to the extent you are able to sell your shares of our common stock under the program, you may not be able to recover the amount of your investment in our common stock.
- We will be exposed to risks associated with changes in interest rates. In addition, changes in interest rates may affect our cost of capital and net investment income.
- We expect to borrow money to make investments. As a result, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders, and result in losses.
- The amended total return swap, or the TRS, entered into by our wholly-owned financing subsidiary exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.
- We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Internal Revenue Code or to satisfy RIC distribution requirements.
- We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
- The net asset value of our common stock may fluctuate significantly.

CĪON Investment Corporation: Business Development Company

- Targets private and thinly-traded U.S. middle market companies, which we define as companies that generally possess annual EBITDA of $50 million or less
- Invests primarily in senior secured, floating rate loans
- Structured as a business development company, or BDC
- Sub-advised by Apollo Investment Management, a subsidiary of Apollo Global Management, collectively, "Apollo," one of the world's largest alternative investment managers

ADVISER

CĪON INVESTMENT MANAGEMENT

SUB-ADVISER

APOLLO INVESTMENT MANAGEMENT

THE FUND

CĪON INVESTMENT CORPORATION

What is a BDC?

- A type of investment company created by Congress in 1980
- Created to facilitate the flow of capital to private companies
- Registered with the SEC and governed by the Investment Company Act of 1940
- Enables qualified individual investors to participate and invest alongside institutional and high-net-worth investors



Public Investors
Institutional & High Net Worth Investors
Investment Dollars
Investment Returns
Business Development Companies
Private U.S. Companies

Investments in BDCs, such as CĪON, may not be suitable for some investors. There is no guarantee that an investment in CĪON will result in a return on your investment. Before investing in CĪON, please read the accompanying prospectus carefully and consider the risks, charges, expenses and other important information described therein.

CĪON's Attributes

TRANSPARENCY AND GOVERNANCE

- Regular SEC filings (10Q, 10K, 8K, etc.)
- Weekly NAV pricing
- Board of Directors, a majority of whom are independent

LIMITED LEVERAGE(1)

- Leverage restricted by regulation
- Strategic leverage to potentially enhance returns

TAX BENEFITS, IF TREATED AS A RIC(2)

- Minimal corporate taxation
- At least 90% of net investment income is distributed
- 1099 tax statements

PARTICIPATION IN AN ALTERNATIVE INVESTMENT(3)

- Generally little to no correlation to listed stock or bond markets
- Potential hedge against inflation
- Portfolio diversification
- Leading global alternative investment managers

(1) If CĪON borrows money, the potential for loss on amounts invested in CĪON will be magnified and may increase the risk of investing in CĪON. Borrowed money may also adversely affect the return on CĪON's assets, reduce cash available for distribution to CĪON's shareholders, and result in losses.
(2) In the unlikely circumstance that CĪON does not qualify as a RIC, it would subject CĪON to federal income taxes on all of its income, resulting in an adverse effect on its financial performance.
(3) Alternative investments may not be suitable for some investors. They are typically illiquid and are considered long-term investments.

CĪON's Target Market

The Middle Market*

A large and vital part of both the American and global economy

- Approximately 200,000 businesses
- Generates more than $10 trillion in gross revenues annually
- During the economic downturn of 2007-2010, surviving middle market companies created 2.2 million jobs, compared to nearly 4 million jobs shed by surviving larger companies
- Almost 70% of middle market companies have been in business for more than 20 years
- On average, middle market companies are less financially leveraged than large companies

If the U.S. middle market was a country, it would be the 5th largest global economy in terms of GDP*



United States $15.94T
China $12.61T
India $4.76T
Japan $4.7T
U.S. Middle Market $4.3T*

THERE IS NO ASSURANCE THAT THESE FORECASTS OR OPINIONS WILL COME TO PASS. PAST PERFORMANCE DOES NOT INDICATE FUTURE RESULTS. ADDITIONALLY, A REVERSAL OF GENERALLY IMPROVING MARKET CONDITIONS COULD NEGATIVELY IMPACT CREDIT SPREADS AS WELL AS CĪON'S ABILITY TO OBTAIN FINANCING, PARTICULARLY FROM THE DEBT MARKETS.

* GE Middle Market Indicator Q1 2015. GE defines middle market companies as those with $10 million - $1 billion in annual revenue, which CĪON believes has significant overlap with its definition of the middle market (companies that generally possess annual EBITDA of $50 million or less).

Demand for Alternative Lenders


Lender
Small Business Administration
?
Big Banks
Small Business
Middle Market
Large Corporations
Borrower

Reduced supply from traditional lenders

- Due to the economic downturn, U.S. commercial banks reduced commercial and industrial loans by approximately $105 billion from 2008-2012[1]

Increased demand from private equity firms

- Private equity firms have approximately $534 billion of un-invested capital[2]

(1) Federal Reserve Assets and Liabilities of Commercial Banks in the United States – January 2013.
(2) Pitchbook 2H 2015 Private Equity Fundraising & Capital Overhang Report.

Examples of Everyday Middle Market Companies

Callaway Golf
Orbitz
Fender
Nathan's Famous
IMAX Theatre
Del Monte Quality
David's Bridal
Morton's The Steakhouse
Pabst Blue Ribbon Beer
Plano
Topps
Cole Haan

Note: The listed companies are a representation of middle market companies across a variety of industries. These listed companies may not be representative of any companies that are or will be in CĪON's portfolio. It should not be assumed that investment in such companies will be profitable.

Middle Market vs. Large Corporate Loan Rates

Capital lending in the middle market has been typically under-served. The lack of available capital, coupled with the rigorous due diligence necessary in order to provide loans to this market segment, is the reason why middle market loans have averaged nearly a 20% spread premium(1) compared to their large corporate counterparts in recent history.



(LIBOR + Spread)
Average Nominal Spread of Leveraged Loans(2)
*Excludes all facilities in default
L+700
L+600
L+500
L+400
L+300
L+200
L+100
L+0
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06
Jun-07
Dec-07
Jun-08
Dec-08
Jun-09
Dec-09
Jun-10
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Middle Market
Large Corporates

(1) There is no guarantee that the historical premium described above will apply to the middle market loans in which CĪON invests.
(2) Data as of December 31, 2015 - S&P Capital IQ LCD and S&P/LSTA Leveraged Loan Index.

The Fund

Investment Strategy

Target Companies

U.S. middle market companies with:

- Experienced management teams
- Significant free cash flow
- Strong competitive positions
- Potential for growth

Investments

Primarily invest in senior secured debt of target companies, which typically:

- Sit at the top of a company's capital structure
- Are secured by all of a company's assets
- Offer attractive risk-adjusted returns

Investment Objective

By making and managing investments in target companies, we strive to provide investors with:

- Current income
- To a lesser extent, capital appreciation

There is no guarantee that the strategies listed above will be achieved. Investment strategies do not guarantee a profit nor do they protect against losses.

Focus on Senior Secured Debt

CĪON intends to focus primarily on investments in senior secured debt, and to a lesser extent, collateralized securities, structured products and other similar securities and unsecured debt.

CĪON's Primary Investment Focus | **Risk Potential**



Senior Secured Debt
- First Lien Loans
- Unitranche Loans
- Second Lien Loans
Unsecured Debt
Equity and Equity-Related Securities
Lower
RISK
Higher

- Senior secured debt is situated at the top of the capital structure
- This debt has priority in payment and generally carries the least risk among all investments in a company
- Typically has a first claim on a company's property, plant, inventory and cash flows

Although senior secured debt may carry the least amount of risk amongst the capital structure, it should not be misconstrued as carrying no risk at all. For example, there is a risk that the collateral securing our loans may decrease in value.

Floating Vs. Fixed Rate Investments

CĪON offers investors a potential hedge against rising interest rates, which typically erode the value of traditional fixed income investments. To mitigate this interest rate exposure, many of CĪON's loans have and are anticipated to have a floating interest rate.

While floating rate investments maintain a relatively stable value in a changing interest rate environment, interest income typically increases or decreases in correlation with interest rate changes.

		Potential Effects On:	
	INTEREST RATES	VALUE	INTEREST INCOME
Floating Rate Investments	↑	Stable	Increase
	↓	Stable	Decrease
Fixed Rate Investments	↑	Decrease	Fixed
	↓	Increase	Fixed

The above discussion does not take into account all factors that may impact income. Interest rate fluctuations can have a negative impact on investments and accordingly, can adversely impact our ability to achieve our objectives and targeted rate of return.

Interest Rate Environment

U.S. Treasury rates are at or near 50-year lows and well below their 50-year average



Treasury Rates are Near 50-Year Lows
18
16
14
12
10
8
6
4
2
0
Yield %
Historical Average Yield
Where are Interest Rates Headed?
1962
1964
1966
1968
1970
1972
1974
1976
1978
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016

Based on historical 10-year treasury yields as of January 1, 2016.

Fund Management

Fund Management

CĪON is advised and managed by CĪON Investment Management, a subsidiary of ICON Investment Group, and sub-advised by Apollo Investment Management, a subsidiary of Apollo Global Management, LLC.

CĪON INVESTMENT MANAGEMENT

an ICON Investment Group Company

- 25+ year history
- 70+ employees
- $4.5 billion in total investments
- Demonstrated track record of raising capital in the intermediary channel
- Managed investments for more than 81,000 investors since inception

APOLLO

- Publicly traded (NYSE:APO)
- 25+ year history
- 900+ employees[(1)]
- 16 offices around the world
- $170 billion of AUM[(1)]
- Demonstrated investment performance across several asset classes

(1) As of December 31, 2015. Please refer to Apollo's latest periodic report, which is publicly available at www.sec.gov, for the definition of "Assets Under Management" or "AUM."

About Apollo

Apollo is among the largest loan investors in the world and manages funds on behalf of some of the world's most prominent institutional and high net-worth investors

Assets Under Management in Billions[1]



$11B
$38B
$121B
Credit
Private Equity
Real Estate

(1) As of December 31, 2015. Please refer to Apollo's latest periodic report, which is publicly available at www.sec.gov, for the definition of "Assets Under Management" or "AUM."

An Integrated Platform

Apollo operates its business in an integrated manner to encourage knowledge sharing and idea generation



CREDIT
APOLLO
PRIVATE EQUITY
REAL ESTATE

Industry	Private Equity	Credit
Packaging	Verso	Klöckner & Co; Smurfit-Stone
Chemicals	LyondellBasell	INEOS; Univar
Manufacturing	United Rentals	Ashtead group; neff
Commodities	Parallel	PXP; Chaparral

Note: The listed companies are a sample of Apollo private equity and capital markets investments across certain core industries at one time or another. Listed companies are not representative of all companies recommended for advisory clients. It should not be assumed investment in such companies was or will be profitable. The list was compiled based on non-performance criteria. There can be no guarantees that any similar investment opportunities will be available or pursued by Apollo or CION in the future.

Apollo Manages Funds on Behalf of Prominent Investors


Apollo's Investor Base
Public Pensions
Foreign Government Agencies
Banks or Finance Companies
Private Banks
Funds of Funds
Corporate Pensions
Insurance Companies
Family or High-Net-Worth
Endowments & Foundations
APOLLO

Financial Highlights Q4 2015

(As of December 31, 2015)

Historical Total Investment Return-Net Asset Value

Year to Date (January 1, 2015 – December 31, 2015)	Since Inception (January 31, 2012 – December 31, 2015)
2.13%	**21.87%**

Total investment return-net asset value is a measure of the change in total value for shareholders who held CĪON's common stock at the beginning and end of the period, including distributions paid or payable during the period. Total investment return-net asset value is presented on a "net" basis and reflects management and incentive fees, offering, organizational and other costs, interest expense on borrowed funds and other related expenses that are borne by investors in CĪON, but excludes all sales commissions and dealer manager fees. If these had been deducted, performance would have been lower.

Total investment return-net asset value is based on (i) the beginning period net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) the value of distributions payable, if any, on the last day of the period. The total investment return-net asset value calculation assumes that (i) monthly cash distributions are reinvested in accordance with CĪON's distribution reinvestment plan then in effect and (ii) the fractional shares issued pursuant to the distribution reinvestment plan then in effect were issued at 95% from January 1, 2013 through September 30, 2013 and subsequently issued at 90% of the then public offering price on the date of purchase. The total investment return-net asset value for the period from January 31, 2012 (Inception) through December 31, 2012 was calculated by taking the difference between (i) the net asset value per share as of December 31, 2012 and (ii) the net asset value per share on the day CĪON commenced operations (December 17, 2012), and dividing such difference by the net asset value per share on the day CĪON commenced operations. The total investment return-net asset value does not consider the effect of the sales load from the sale of CĪON's common stock. The total investment return-net asset value includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. Total returns covering less than a full year are not annualized.

Past performance is not indicative of future results.

Current Share Price & Distribution Rate – As of 4/13/2016

	Brokerage	Registered Investment Advisors
Share Price per Share (1)	**$9.60***	**$8.907**
Distribution Rate (2)	**7.62%**	**8.212%**

(1) Share price is determined on a weekly basis. *The public offering price is subject to a sales load of up to 10.0% (which consists of selling commissions of up to 7.0% and dealer manager fees of up to 3.0%) and offering costs of up to 1.5% of the actual gross proceeds raised. The offering price is also subject to adjustment as provided in the prospectus and pursuant to the terms of the offering. The offering price will be adjusted, if necessary, to ensure shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below net asset value per share. Past performance is not indicative of future results. Please see the current prospectus, as amended and supplemented, for more information. The current offering price will be listed in the prospectus, as amended and supplemented.

(2) Current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current regular weekly cash distribution per share without compounding), divided by the relevant public offering price per share. The current distribution rate shown may be rounded.

The determination of the tax attributes of CĪON's distributions is made annually as of the end of CĪON's fiscal year based upon its taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. CĪON intends to update shareholders quarterly with an estimated percentage of its distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on CĪON's common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

CĪON may fund its cash distributions to shareholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense reimbursements from ICON Investment Group, LLC ("IIG") and Apollo Investment Management, L.P. ("AIM"), which are subject to recoupment. To date, distributions have not been paid from offering proceeds or borrowings. To date, if expense reimbursements from IIG were not supported, some or all of the distributions may have been a return of capital; however, distributions have not included a return of capital as of the date hereof. CĪON has not established limits on the amount of funds it may use from available sources to make distributions. Through December 31, 2014, a portion of CĪON's distributions resulted from expense reimbursements from IIG, and future distributions may result from expense reimbursements from IIG and AIM, each of which are subject to repayment by CĪON within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. Shareholders should understand that any such distributions are not based on CĪON's investment performance, and can only be sustained if CĪON achieves positive investment performance in future periods and/or IIG and AIM continue to make such expense reimbursements. Shareholders should also understand that CĪON's future repayments of expense reimbursements will reduce the distributions that they would otherwise receive. There can be no assurance that CĪON will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. IIG and AIM have no obligation to provide expense reimbursements to CĪON in future periods.

Portfolio Highlights



Investment Composition
3.12%
1.85%
2.00%
37.65%
55.38%
Senior Secured First Lien Debt
Senior Secured Second Lien Debt
Collateralized Securities and Structured Products - Debt
Collateralized Securities and Structured Products - Equity
Unsecured Debt



Floating / Fixed Rate Breakdown
3.31%
96.69%
Floating Rate Investments
Fixed Rate Investments

Data excludes short term investments, which represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less, and, on a look through basis, includes Total Return Swap ("TRS") reference assets, which are owned and held by a counterparty to the TRS agreement. Percentages represent approximate figures. Information is based on the relative fair value of the underlying portfolio holdings. As of December 31, 2015.

Portfolio Highlights (Continued)



Industry Diversification*
16.4%
13.2%
12.3%
5.0%
4.8%
4.8%
4.7%
4.5%
4.4%
25.60%
Services: Business
Healthcare & Pharmaceuticals
High Tech Industries
Diversified Financials
Chemicals, Plastics & Rubber
Banking, Finance, Insurance & Real Estate
Beverage, Food & Tobacco
Construction & Building
Hotel, Gaming & Leisure
Other Industries

* Data excludes short term investments, which represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less, and, on a look through basis, includes Total Return Swap ("TRS") reference assets, which are owned and held by a counterparty to the TRS agreement. Percentages represent approximate figures. Information is based on the relative fair value of the underlying portfolio holdings. As of December 31, 2015.

Representative Holdings

American Residential Services, LLC Industry: Construction & Building % of Portfolio: 1.33%	**Blue Ribbon LLC** Industry: Beverage, Food & Tobacco % of Portfolio: 1.32%	**Nathan's Famous, Inc.** Industry: Beverage, Food & Tobacco % of Portfolio: 0.47%	**F+W Media, Inc.** Industry: Media: Diversified & Production % of Portfolio: 0.76%
Infiltrator Water Technologies, LLC Industry: Construction & Building % of Portfolio: 1.72%	**Studio Movie Grill Holdings, LLC** Industry: Beverage, Food & Tobacco % of Portfolio: 1.40%	**TOPPS Company, Inc.** Industry: Consumer Goods: Non-Durable % of Portfolio: 0.41%	**PODS, LLC** Industry: Services: Consumer % of Portfolio: 0.74%

Earnings Before Interest, Taxes, Depreciation and Amortization at initial investment.

The preceding information summarizes certain CĪON holdings as of the date indicated herein. These representative holdings do not provide a complete portfolio overview but just a sampling of holdings. There can be no assurance that CĪON's future capital will be invested in a manner similar to the investments described herein.

Data excludes short term investments, which represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less, and, on a look through basis, includes Total Return Swap ("TRS") reference assets, which are owned and held by a counterparty to the TRS agreement. Percentages represent approximate figures. Information is based on the relative fair value of the underlying portfolio holdings. Data as of December 31, 2015.

Positioning CĪON

The CĪON Difference

- Proven ability to invest in middle-market companies
- Proprietary sourcing relationships
- Disciplined, income-oriented investment philosophy
- Global platform with seasoned investment professionals
- Non-correlated, alternative investment providing portfolio diversification

Positioning[1]

Offering Type	Business Development Company ("BDC")
Offering Size	$995,000,000[2] (100,000,000 shares)
Offering Price per Share[3]	$9.60* per share/$8.91 per share through Registered Investment Advisors
Minimum Investment	$5,000
General Suitability Standards[4]	Generally, an investor must meet either of the following requirements: ▪ a net worth (not including home, home furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or ▪ a net worth (not including home, home furnishings, and personal automobiles) of at least $250,000.
Distribution Payment Schedule[5]	Paid monthly, as declared

(1) All fees, expenses and obligations will affect net cash from operations, which is further detailed in the prospectus.
(2) Based on the initial offering price of $9.95 per share.
(3) As of April 13, 2016. Share price is determined on a weekly basis. *The public offering price is subject to a sales load of up to 10.0% (which consists of selling commissions of up to 7.0% and dealer manager fees of up to 3.0%) and offering costs of up to 1.5% of the actual gross proceeds raised. The offering price is also subject to adjustment as provided in the prospectus and pursuant to the terms of the offering. The offering price will be adjusted, if necessary, to ensure shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below net asset value per share. Past performance is not a guarantee of future results. Please see the current prospectus, as amended and supplemented, for more information. The current offering price will be listed in the prospectus, as amended and supplemented.
(4) In addition to general suitability requirements, there are state-specific suitability requirements that must be met. For complete information, please refer to the suitability section of the prospectus.
(5) CĪON may fund its cash distributions to shareholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense reimbursements from IIG and AIM, which are subject to recoupment. To date, distributions have not been paid from offering proceeds or borrowings. To date, if expense reimbursements from IIG were not supported, some or all of the distributions may have been a return of capital; however, distributions have not included a return of capital as of the date hereof. CĪON has not established limits on the amount of funds it may use from available sources to make distributions. Through December 31, 2014, a portion of CĪON's distributions resulted from expense reimbursements from IIG, and future distributions may result from expense reimbursements from IIG and AIM, each of which are subject to repayment by CĪON within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. Shareholders should understand that any such distributions are not based on CĪON's investment performance, and can only be sustained if CĪON achieves positive investment performance in future periods and/or IIG and AIM continue to make such expense reimbursements. Shareholders should also understand that CĪON's future repayments of expense reimbursements will reduce the distributions that they would otherwise receive. There can be no assurance that CĪON will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. IIG and AIM have no obligation to provide expense reimbursements to CĪON in future periods.

Positioning (Continued)[6]

Distribution Reinvestment Plan (DRIP)	Investors may elect to reinvest cash distributions in additional shares at 90% of the offering price in effect on the date of purchase.
Investor Share Repurchase Program	Quarterly share repurchases, which began in the first quarter of 2014. Up to 15% of the weighted average number of shares outstanding during any calendar year or 3.75% per quarter, may be repurchased at 90% of the offering price in effect on the date of repurchase.
Exit Strategy[7]	Intends to complete a liquidity event within three to five years following completion of the offering. Such an event could include: ▪ a listing of CĪON's common stock on a national securities exchange, ▪ the sale of all or substantially all of CĪON's assets either on a complete portfolio basis or individually followed by a liquidation, or ▪ a merger or another transaction approved by CĪON's board of directors in which CĪON's shareholders will receive cash or securities of a publicly-traded company.

(6) All fees, expenses and obligations will affect net cash from operations, which is further detailed in the prospectus.
(7) Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.



CĪON